UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 4, 2014

MEDICAL PROPERTIES TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-32559

Maryland	20-0191742
(State or other jurisdiction of incorporation or organization )	(I. R. S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL	35242
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(205) 969-3755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1 INFORMATION FOR INVESTOR MEETINGS

Item 7.01 Regulation FD Disclosure

On November 4, 2014, the management of Medical Properties Trust, Inc. began using the investor presentation attached as Exhibit 99.1 to this Current Report on Form 8-K to be used in connection with presentations and one-on-one meetings with investors, analysts and others during the fourth quarter of 2014. A powerpoint version of these slides is located on the investor relations portion of our web site, www.medicalpropertiestrust.com . The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

In addition to the historical information contained within, the subject matters discussed in this information may contain forward-looking statements that involve risks and uncertainties. The various risk factors are discussed in our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2013. Forward-looking statements represent the Company’s judgment as of the date of this presentation. The Company disclaims any obligation to update forward-looking material.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	Information for investor meetings beginning November 4, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDICAL PROPERTIES TRUST, INC.
(Registrant)

By:	/s/ R. Steven Hamner
R. Steven Hamner
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: November 4, 2014